EXHIBIT 10.1

Appendix A to Offering Term Sheet

SUBSCRIPTION DOCUMENTS

For U.S. Purchasers

Up to $3,000,000 in Units*

(60 Units comprised of 67,000 shares of Common Stock and a Warrant to purchase 33,500 shares of Common Stock at $1.00 per share and 33,500 shares of Common Stock at $1.25 per share)

Offering Price: $50,000 per Unit	Minimum Subscription: One Unit
(unless waived by the Company)

May 27, 2014

Offeree:                                                              Document No.:

* The Company reserves the right to increase the amount of the Offering up to $5,000,000 in Units at its sole discretion.

LIGHTWAVE LOGIC, INC.

SUBSCRIPTION DOCUMENTS

FOR U.S. PURCHASERS

FOR

UP TO $3,000,000

IN UNITS*

(EACH UNIT IS COMPRISED OF 67000 SHARES OF COMMON STOCK AND A WARRANT TO PURCHASE 33,500 SHARES OF COMMON STOCK AT $1.00 PER SHARE AND 33,500 SHARES OF COMMON STOCK AT $1.25 PER SHARE)

This Subscription Packet Contains:

I

Subscriber Instructions

II

Subscription Agreement

III

Investor Questionnaire

Name of Purchaser:

State of Residence:

Purchaser’s Telephone Number:

Purchaser’s Facsimile Number:

Date of Subscription:

Number of Units Subscribed For:

Purchase Price Per Unit (each Unit consists of 67,000 shares of Common Stock of Lightwave Logic, Inc. and a Warrant to purchase 33,500 shares of Common Stock at $1.00 per share and 33,500 shares of Common Stock at $1.25 per share): $50,000

(Minimum purchase is for one (1) Unit unless waived by the Company)

Aggregate Purchase Price:  $

SUBSCRIPTION PROCEDURES

Complete and sign the enclosed Subscription Documents in accordance with the instructions below and return them to: Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, Colorado, USA, with your payment by either (a) a check or money order payable in United States currency to: “Lightwave Logic, Inc.” in the applicable subscription amount or (b) a wire transfer of immediately available funds to the bank account specified and in accordance with the wire instructions set forth below:

Bank Name: Wells Fargo

Bank Location:  Meadowood Financial Center

2624 Capital Trail

Newark, Delaware, 19711

USA

Phone:  302-631-1500

Fax:    302-731-7067

Routing Number: 031100869

Account Number: 2000012127160

Name on Account: Lightwave Logic, Inc.

* The Company reserves the right to increase the amount of the Offering up to $5,000,000 in Units at its sole discretion.

I.  SUBSCRIBER INSTRUCTIONS

(For U.S. Purchasers)

IF YOU WISH TO SUBSCRIBE, PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW. SUBSCRIPTION DOCUMENTS THAT ARE MISSING REQUESTED INFORMATION OR SIGNATURES CANNOT BE CONSIDERED UNTIL SUCH INFORMATION AND SIGNATURES ARE PROVIDED. ALL SUCH INFORMATION WILL BE TREATED CONFIDENTIALLY.

SUBSCRIPTION DOCUMENTS

One purpose of the Subscription Documents is to provide the Company with sufficient information in connection with its intended reliance upon certain exemptions from the registration and qualification requirements of federal and state securities laws and to determine whether you meet the minimum legal requirements under such laws to purchase securities in this offering. The Company will be relying on the representations and warranties made in the Subscription Documents and on the information supplied.

1.

SUBSCRIPTION AGREEMENT:  The Subscription Agreement must be fully completed by the prospective purchaser on the signature page thereto.  The completed Subscription Agreement must be signed by the prospective purchaser and dated. A form of the Warrant is attached to the Subscription Agreement as Exhibit A thereto, which, upon issuance and only after the Company has accepted your subscription, will be signed by the Company only (you do not need to execute the Warrant).

2.

INVESTOR QUESTIONNAIRE:  The Investor Questionnaire must be fully completed by any prospective purchaser, signed by the prospective purchaser and dated. Each purchasing entity must attach to the Investor Questionnaire a copy of its charter or other governing instrument as well as appropriate evidence of its power and authority to purchase securities in this offering.

IF YOU WISH TO RETAIN A COPY OF THESE SUBSCRIPTION DOCUMENTS FOR YOUR RECORDS, PLEASE MAKE A COPY OF THE FULLY COMPLETED SUBSCRIPTION DOCUMENTS PRIOR TO SUBMITTING THEM TO THE COMPANY.

II.  SUBSCRIPTION AGREEMENT

(For U.S. Purchasers)

LIGHTWAVE LOGIC, INC.

SUBSCRIPTION AGREEMENT

(For U.S. Purchasers)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

LIGHTWAVE LOGIC, INC.

1831 LEFTHAND CIRCLE, SUITE C

LONGMONT, COLORADO 80501

USA

(720) 340-4949

Ladies/Gentlemen:

Lightwave Logic, Inc., a Nevada corporation (the "Company") is selling up to $3,000,000  in Units, that is, sixty (60) Units, however the Company reserves the right to increase the amount of the Offering up to $5,000,000 in Units at its sole discretion.  Each Unit is comprised of 67,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a warrant (referred to herein individually as a “Warrant” and collectively as the “Warrants”) to purchase 33,500 shares of Common Stock at $1.00 per share, and 33,500 shares of Common Stock at $1.25 per share, in the form of Exhibit A attached hereto.  All 5subscription funds will immediately be deposited by the Company in its regular bank account, and the Company shall apply the funds as disclosed herein.

Capitalized terms not defined herein shall have those meanings set forthin the Offering Term Sheet dated May 27, 2014 of which this Subscription Agreement is made a part (the “Offering Term Sheet”).

1.

Subscription.

1.1

The undersigned hereby subscribes for the number of Units set forth on the signature page below at a purchase price of $50,000 per Unit.  The minimum purchase is one (1) Unit. The Company reserves the right to waive such one (1) Unit minimum purchase requirement, and as such, may issue fractions of Units at its sole discretion. The Company reserves the right to raise more than $3,000,000 up to $5,000,000 in Units and to thereby issue greater than sixty (60) Units at any time at its sole discretion.

1.2

If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of Lightwave Logic, Inc., in the amount set forth on the signature page below as payment in full of the total purchase price of the Units subscribed for.

1.3

The subscription amount tendered by the undersigned will be deposited by the Company in its regular bank account when received, and may be used immediately by the Company pursuant to the terms of this Subscription Agreement. No trust, escrow, or similar account will be established pending the sale of the Units.  There is no minimum number of Units the Company must sell. No funds will be returned regardless of how many or how few Units are sold.

1.4

The Company will utilize the subscription funds received from this offering in accordance with the use of proceeds described in the Company’s Offering Term Sheet provided to the undersigned by the Company in connection with this offering.

2.

Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

2.1

This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

2.2

      Except as provided under applicable state securities laws, this subscription is and shall be irrevocable except that (i) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (ii) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

2.3

No federal or state agency has made any finding or determination as to the fairness of the terms of this offering. These securities have not been recommended or endorsed by any federal or state securities commission or regulatory agency.

2.4

Because neither the Units, nor the securities contained within the Units have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, the undersigned is aware that any resale inconsistent with the Securities Act may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Units or securities contained within the Units, unless registered under the Securities Act and applicable state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required.

2.5

The undersigned acknowledges and agrees that neither the Units, nor the securities contained within the Units, have been registered under the Securities Act, that there can be no assurance that there will be any market for the Units, or the securities contained within the Units, in the foreseeable future, and that, as a result, the undersigned must be prepared to bear the economic risk of his investment for an indefinite period of time.

3.

Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

3.1

The undersigned is acquiring the Units for the undersigned’s own account for investment, not for the interest of any other person, not for resale to any other person and not with a view to or in connection with a sale or distribution.

3.2

All information furnished in the Investor Questionnaire completed by the undersigned is true and correct in all respects.

3.3

The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

3.4

The undersigned has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment.

3.5

The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company.  In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

3.6

The undersigned is acquiring the Units and has been furnished with the Company’s Offering Term Sheet. The undersigned has not been furnished with any other prospectus or offering literature.

3.7

The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Units.

3.8

If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription Agreement, the Investor Questionnaire, and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Units subscribed for.

3.9

The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned.  Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

3.10

The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Units to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

4.

Registration Rights

4.1

The Company shall within sixty (60) calendar days from the Closing Date register the Registrable Securities (as defined below) being issued pursuant to this Subscription Agreement by preparing and filing one registration statement (the “Registration Statement”), or if necessary more than one registration statement,  of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of the Registration Statement by the United States Securities and Exchange Commission (the "SEC").

4.2

The undersigned subscriber and its counsel shall have a reasonable opportunity to review and comment upon the Registration Statement or amendment thereto and any related prospectus prior to its filing with the SEC. The undersigned subscriber shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use commercially reasonable efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date. The Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for sales of all of the Registrable Securities at all times until the date as of which the undersigned may sell all of the Registrable Securities without restriction pursuant to the last sentence of Rule 144(b)(1)(i) promulgated under the Securities Act (or successor thereto).

The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued pursuant to this Subscription Agreement, (b) all shares of Common Stock underlying Warrants issued pursuant to this Subscription Agreement and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the holder of the Registrable Securities in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected holder of the security (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate (as such terms are used in and construed under Rule 405 under the Securities Act)  of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

5.

Governing Law; Arbitration; Venue.

5.01.

This Warrant and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

5.02

Any dispute or difference with respect to any matter arising out of or in connection with this Warrant shall first be submitted for arbitration to the American Arbitration Association.

5.03

Any litigation arising hereunder shall be instituted only in Denver, Colorado, USA.  All parties agree that venue shall be proper in Denver, Colorado, USA for all such legal or equitable proceedings.

[Remainder of page intentionally left blank. Signatures to follow.]

Date: _____________________________________________________________

Number of Units Subscribed For: _______________________________________

Purchase Price Per Unit: $50,000

(Minimum purchase is One (1) Unit unless waived by the Company)

Aggregate Purchase Price: $___________________________________________

_________________________

Taxpayer I.D. Number

As (check one) Individual _____ Tenants in Common _____ Existing Partnership _____ Joint Tenants _____ Corporation _____ Trust _____ Minor with Adult Custodian under UGMA _____

Subscriber’s name and business

address (please type or print)

____________________________

____________________________

_____________________________

__________________________

Signature of Subscriber

Capacity in which signed:

Subscriber’s mailing address

(if different than business address)

____________________________

____________________________

____________________________

____________________________

Taxpayer I.D. Number of Co-Subscriber

Co-Subscriber’s name and business

address (please type or print)

_____________________________

_____________________________

_____________________________

____________________________

Signature of Co-Subscriber

Co-Subscriber’s mailing address

(if different than business address)

_____________________________

_____________________________

_____________________________

Accepted:

LIGHTWAVE LOGIC, INC.

By: _________________________

 Date: ________________________

Title: ________________________

EXHIBIT A

[FORM OF WARRANT]

III.  INVESTOR QUESTIONNAIRE

(For U.S. Purchasers)

INVESTOR QUESTIONNAIRE

LIGHTWAVE LOGIC, INC.

Confidential Investor Questionnaire

To:

Lightwave Logic, Inc.

Lightwave Logic, Inc., a Nevada corporation (the “Company”), is offering (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement”), Units comprised of shares of its common stock, par value $0.001 per share (the “Shares”) and a warrants purchase shares of common stock (the “Warrants”, and together with the Shares, the “Securities”).

I. The undersigned subscriber (the “Subscriber”) represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A____

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Subscriber’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B____

The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C____

The undersigned is a director or executive officer of the Company, which is issuing and selling the Shares.

Category D____

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions  made solely by persons that are accredited investors.

___________________________________________________

___________________________________________________

(describe entity)

Category E____

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

___________________________________________________

___________________________________________________

(describe entity)

Category F____

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

___________________________________________________

___________________________________________________

(describe entity)

Category G

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

___________________________________________________

Category H

The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire.

___________________________________________________

___________________________________________________

(describe entity)

Category I

The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of the Subscription Agreement or this Questionnaire in the event that the representations and warranties in the Subscription Agreement or in this Questionnaire shall cease to be true, accurate and complete.

II.

SUITABILITY (please answer each question)

(a)

For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

(b)

For an individual Subscriber, please describe any college or graduate degrees held by you:

____________________________________________________________________________________

____________________________________________________________________________________

(c)

For all Subscribers, please list types of prior investments:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

(d)

For all Subscribers, please state whether you have you participated in other private placements before:

YES________

NO________

(e)

If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public

Private

Companies

Companies

Frequently

_________

_________

Occasionally

_________

_________

Never

_________

_________

(f)

For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES________

NO________

(g)

For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES________

NO________

(h)

For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES________

NO________

(i)

For all Subscribers, are you familiar with the risk  aspects and the non-liquidity  of investments such as the Securities for which you seek to subscribe?

YES________

NO________

(j)

For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES________

NO________

III.

MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)

Individual Ownership

(b)

Community Property

(c)

Joint Tenant with Right of Survivorship (both parties must sign)

(d)

Partnership*

(e)

Tenants in Common

(f)

Corporation*

(g)

Trust*

(h)

Limited Liability Company*

(i)

Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.

FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

YES________

NO________

If Yes, please describe:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_________________________________________

Name of FINRA Member Firm

By:  _____________________________________

Authorized Officer

Date:  ___________________________________

V.

Disqualification Events.

1.

Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

•

in connection with the purchase or sale of any security;

•

involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

•

arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

2.

Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

•

in connection with the purchase or sale of any security;

•

involving the making of any false filing with the SEC; or

•

arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

3.

Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•

bars you from:

•

associating with an entity regulated by any of the aforementioned regulators;

•

engaging in the business of securities, insurance or banking; or

•

engaging in savings association or credit union activities; or

•

constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10)  years?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.

SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

•

suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

•

places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

•

bars you from being associated with any entity or from participating in the offering of any penny stock?1

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

———————

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

5.

SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

•

any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

•

Section 17(a)(1) of the Securities Act of 1933,

•

Section 10(b) of the Exchange Act and Rule 10b-5, and

•

Section 15 (c) (1) of the Securities Exchange Act); or

•

Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

6.

SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

7.

SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

8.

USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5)  years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

VI.

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VII.

In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

VIII.

The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

IX.

The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

X.

In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.

Payment Information

(a)

Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

______________________________________________

______________________________________________

______________________________________________

(b)

Subscriber’s wiring instructions at the Wiring Bank:

______________________________________________

______________________________________________

______________________________________________

(c)

Is the Wiring Bank located in the U.S. or another “FATF Country”*?

________ Yes

________ No

(d)

Is Subscriber a customer of the Wiring Bank?

________ Yes

________ No

2.

Additional Information

For Individual Investors:

_____  A government issued form of picture identification (e.g., passport or drivers license).

_____  Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

———————

* As of the date hereof, countries that are members of the Financial Action Task Force  on  Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil,  Canada,  Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian  Federation,  Singapore,  South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

___

A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

___

An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

___

A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

___

A letter of reference any entity not located in the U.S. or other FATF Country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

___

A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

___

An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

___

A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

___

If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

___

If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

XI.

ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XII.

INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

INVESTOR QUESTIONNAIRE EXECUTION PAGE

___________________________________

___________________________________

Signature

Signature (if purchasing jointly)

___________________________________

___________________________________

Name Typed or Printed

Name Typed or Printed

___________________________________

___________________________________

Entity Name

Entity Name

___________________________________

___________________________________

Address

Address

___________________________________

___________________________________

City, State and Zip Code

City, State and Zip Code